                                                                    Exhibit 31.1

                CERTIFICATION PURSUANT TO 17 CFR 240.13(A)-14(A)
                           (SECTION 302 CERTIFICATION)

         I, Mark Drake, certify that:

     1. I have reviewed  this  quarterly  report on Form 10-Q of Southwest  Iowa
Renewable Energy, LLC;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of  operations  and cash flows of Southwest  Iowa
Renewable Energy, LLC, as of, and for, the periods presented in this report;

     4. Southwest Iowa Renewable Energy,  LLC's other certifying  officers and I are  responsible  for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and
internal  control  over  financial  reporting  (as defined in Exchange Act Rules
13a-15(f) and 15d-(f) for Southwest Iowa Renewable Energy, LLC, and have:

          (a) Designed such  disclosure  controls and  procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that  material  information  relating to  Southwest  Iowa  Renewable
     Energy, LLC, including its consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this report is being prepared;

          (b) Designed such internal control over financial reporting, or caused such internal  control over  financial  reporting to be designed  under our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles; and

          (c) Evaluated the  effectiveness  of Southwest Iowa Renewable  Energy,
     LLC's  disclosure  controls and procedures and presented in this report our
     conclusions  about  the  effectiveness  of  the  disclosure   controls  and
     procedures,  as of the end of the period  covered by this  report  based on such evaluation; and

          (d) Disclosed in this report any changes in Southwest  Iowa  Renewable
     Energy,  LLC's  internal  control over  financial  reporting  that occurred during  Southwest Iowa Renewable  Energy,  LLC's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect,
     Southwest Iowa  Renewable  Energy,  LLC's  internal  control over financial reporting.

     5. Southwest Iowa Renewable Energy,  LLC's other certifying  officers and I have  disclosed,  based on our most recent  evaluation of internal  control over financial reporting,  to Southwest Iowa Renewable Energy, LLC's auditors and the audit committee of Southwest Iowa Renewable Energy, LLC's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or  operation  of  internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect  Southwest Iowa  Renewable  Energy,
     LLC's  ability  to  record,   process,   summarize  and  report   financial
     information; and

          (b) Any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in Southwest  Iowa  Renewable
     Energy, LLC's internal controls over financial reporting.

Date: May 15, 2008                          /s/ Mark Drake
                                ----------------------------------
                                Mark Drake, President and Chief Executive Officer
                                  (Principal Executive Officer)